UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2017

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania		17406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2017, Unilife Corporation (the “Company”) and its U.S. subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for relief under Chapter 11 of the United States Bankruptcy Code, as amended. On May 10, 2017, the Company announced that as a result of the bankruptcy, the Company intends to adopt a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, the Company has filed and intends to continue to file with the SEC a current report on Form 8-K that attaches the monthly financial reports required by the Bankruptcy Court.

On September 5, 2017, the Company submitted to the Bankruptcy Court its monthly financial reports for itself and its U.S. subsidiaries for the month ended July 31, 2017 (the “Monthly Reports”). The Monthly Reports are filed as Exhibit 99.1 to this Form 8-K and are incorporated herein by this reference.

Cautionary Statement Regarding the Monthly Reports

The Monthly Reports contain financial statements and other financial information that have not been audited or reviewed by any independent public accounting firm and may be subject to future reconciliation or adjustments. The Monthly Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Monthly Reports may not be indicative of the Company’s financial condition or operating results. Results set forth in the Monthly Reports should not be viewed as indicative of future results.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that the Company expects or anticipates may or will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to the Company’s management. The Company’s management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K, those described from time to time in other reports which the Company files with the SEC, and other risks and uncertainties.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	Monthly Financial Report of Unilife Corporation, et al. for Month Ending July 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: September 11, 2017	By:	/s/ John Ryan
		Name:	John Ryan
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Monthly Financial Report of Unilife Corporation, et al. for Month Ending July 31, 2017.